Exhibit 10.5

*CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

October 16, 2024

MOVADO GROUP, INC.

650 From Road, Ste. 375

Paramus, NJ 07652-3556

Attention: President – Tommy Hilfiger Watches

President – Licensed Brands

General Counsel

To Whom It May Concern:

Reference is made herein to the License Agreement dated as of January 1, 2020, between Tommy Hilfiger Licensing, LLC and Movado Group, Inc. (the “TH License Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the TH License Agreement.

This is to confirm that Licensee has met the conditions necessary to extend the TH License Agreement for the Renewal License Period. As such, the TH License Agreement is extended through December 31, 2029, on the terms and conditions set forth therein; provided, however, that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed that:

•
In addition to the amounts which Licensee is required to spend pursuant to Section 7.2 of the TH License Agreement (including subsections thereof), Licensee shall budget [***] to be spent on advertising, marketing and promoting the Licensed Products during the course of the Renewal License Period, as agreed upon in good faith by Licensee and THL; and

•
The Watch Minimum Sales and the Jewelry Minimum Sales for each Annual Period during the Renewal License Period shall be as follows:

Annual Period		Watch Minimum Sales	Jewelry Minimum Sales
6th	2025	[***]	[***]
7th	2026	[***]	[***]
8th	2027	[***]	[***]
9th	2028	[***]	[***]
10th	2029	[***]	[***]

Please confirm your understanding of and agreement to the foregoing by signing and dating this letter in the place indicated below and returning the executed original to us.

Tommy Hilfiger Licensing, LLC

By: /s/ Mark Fischer_______________

Tommy Hilfiger Licensing, LLC – 285 Madison Avenue – New York – NY 10017

Movado Group, Inc. Page 2

Mark D. Fischer

Executive Vice President

ACKNOWLEDGED AND AGREED:

MOVADO GROUP, INC By: /s/ Mitchell Sussis_____________ Name: Mitchell Sussis Title: Senior VP and General Counsel Date: November 12, 2024	SWISSAM PRODUCTS LIMITED By: /s/ Mitchell Sussis_____________ Name: Mitchell Sussis Title: Director Date: November 12, 2024

Tommy Hilfiger U.S.A., Inc. – 285 Madison Avenue – New York – NY 10017